Material Definitive Agreement	6 Months Ended
Jun. 30, 2012
Material Definitive Agreement [Abstract]
Material Definitive Agreement [Text Block]
10.	Material Definitive Agreement –

On June 22, 2012, Western Capital Resources, Inc. (through its wholly owned subsidiary PC Doctors Acquisition, Inc., a Delaware corporation) entered into an Asset Purchase Agreement with PC Doctors, LLC, a Wisconsin limited liability company, Tecguard, LLC, a Wisconsin limited liability company, and Robert Posteluk. PC Doctors is engaged in the business of selling cellular phones, internet service, tablets, computers, accessories and computer services, and Tecguard is engaged in the business of selling protection plans for cellular phones and computers. The businesses are conducted primarily in the State of Wisconsin.

Under the Asset Purchase Agreement, Western Capital would acquire substantially all of the assets of PC Doctors and Tecguard for a purchase price of $3.20 million (subject to a working capital adjustment), plus potential additional payments aggregating $1.55 million contingent upon the earnings of the buyer subsidiary for the years ended December 31, 2012 and 2013. The Asset Purchase Agreement contains customary representations and warranties respecting the business and assets of PC Doctors and Tecguard, as well as customary indemnification covenants. The closing of the transactions contemplated by the Asset Purchase Agreement is subject to customary conditions, including the completion of a due diligence investigation by Western Capital to its reasonable satisfaction. The Asset Purchase Agreement may be terminated if, among other customary reasons, the closing has not occurred on or prior to July 22, 2013 (or such later date as the parties may agree upon).

Also on June 22, 2012, the Company entered into a non-binding term sheet with WCR, LLC, a Delaware limited liability company and the controlling shareholder of the company, for the provision of a short-term loan the proceeds of which would be used to satisfy the Company’s financial obligations at the closing of the transaction with PC Doctors, LLC, Tecguard, LLC and Robert Posteluk. The Company’s ability to fulfill its obligations at the closing of such transaction depends upon its ability to secure this or other available financing through the completion of definitive documentation. The non-binding term sheet outlines the material terms of the lending arrangement proposed by the parties, including a loan of up to $3.5 million in principal amount, accruing interest at the rate of 11% per annum, payable on the six-month anniversary of the loan, with a $25,000 commitment fee payable upon execution of definitive documentation. The loan would be secured by a security interest in all of the assets of the Company (subordinate to the rights of River City Equity, Inc.), and involve no financial covenants or prepayment penalties.